Page 1 EOS ENERGY ENTERPRISES, INC. Restricted Stock Unit Award Agreement (Time-Based) (Directors) This Restricted Stock Unit Award Agreement (Time-Based) (this “Agreement”), dated as of [________] [___], 20[___], is entered into by and between Eos Energy Enterprises, Inc., a Delaware corporation (the “Company”), and the Participant whose name appears on the signature page to this Agreement (the “Participant”). The Company and the Participant are referred to in this Agreement individually as a “Party,” or collectively as the “Parties.” Background A. The Board of Directors of the Company (the “Board”) has adopted the Eos Energy Enterprises, Inc. Amended and Restated 2020 Incentive Plan (as amended, supplemented, restated, replaced, or otherwise modified from time to time, the “Plan”). Capitalized terms used but not defined in this Agreement shall have the meanings given to such terms in, or by reference in, the Plan. B. In order to encourage and motivate Eligible Persons, the Board desires to provide such individuals with an ownership interest in the Company in accordance with the Plan. C. The Committee has approved an award to the Participant of time-based restricted stock units (each individually, the “RSU”, and collectively, the “RSUs”) of the Company, pursuant to which each RSU represents the right to receive one share of common stock, par value $0.10 per share, of the Company (“Common Stock”) or such other consideration permitted by Section 5, under the terms and conditions set forth in this Agreement and the Plan (collectively, the “Award”). D. Each Party desires to enter into this Agreement to evidence and confirm the Award. Terms and Conditions NOW THEREFORE, for good and valuable consideration and mutual covenants set forth in this Agreement, and intending to be legally bound, each Party hereby agrees to the following: 1. Award: Subject to the terms and conditions set forth below, the Company hereby evidences and confirms the Award to the Participant, effective as of the grant date set forth on the signature page to this Agreement (the “Grant Date”), consisting of the aggregate number of RSUs set forth on the signature page to this Agreement. 2. Vesting: Except as set forth in Section 6 and subject to the continuous engagement of the Participant by the Company or any of its Affiliates through and including each the applicable vesting date, the RSUs shall fully vest on the earlier of (i) the first anniversary of the Grant Date and (ii) immediately prior to the date of the next annual shareholders meeting of the Company following the Grant Date (such date, the “Vesting Date”). 3. Transferability: Except as expressly permitted under Section 15(b) of the Plan, the RSUs may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. 4. No Rights as a Stockholder: The Participant shall have no voting or other rights as a stockholder of the Company with respect to any RSUs (or portion thereof) until the RSUs (or portion thereof) have been settled and issued in accordance with the terms and conditions of this Agreement and the Plan.

Restricted Stock Unit Award Agreement (Time-Based) [________] [___], 20[___] _____________________________________________________________________________________________ Page 2 5. Settlement and Issuance of Stock: (a) No shares of Common Stock or such other consideration shall be issued to the Participant prior to the Vesting Date for such applicable RSUs vest and the restrictions with respect to such RSUs are removed or otherwise expire in accordance with the terms of this Agreement and the Plan. (b) To the extent the RSUs (or portion thereof) shall have become vested in accordance with this Agreement and the Plan, the Company shall deliver to the Participant, as soon as reasonably practicable after the applicable Vesting Date (but no later than March 15th of the following calendar year), one share of Common Stock for each such RSU registered in the Participant’s name, or such other consideration permitted under Section 9(f)(ii) of the Plan. Upon the delivery of shares of Common Stock to the Participant, such shares shall be fully assignable, alienable, saleable and transferrable by the Participant; provided that any such assignment, alienation, sale, transfer or other alienation with respect to such shares of Common Stock shall be in accordance with applicable securities laws and any applicable Company policy. (c) The Company shall evidence any Common Stock to be issued under this Section 5 in payment of such vested RSUs in the manner it deems appropriate. 6. Effects of Certain Events Prior to Vesting: (a) Change in Control: In the event the Participant’s service relationship with the Company or any of its Affiliates (or, as applicable, the successor or the surviving entity (or its parent)) is terminated without Cause, on or within 12 months following a Change in Control, the RSUs will become immediately vested as of the date of such termination of service; provided that the Participant has, no later than fifty-five (55) days following the date of his or her termination of service, executed and not revoked a release of claims in a form provided by the Company (or, as applicable, the successor or the surviving entity (or its parent)). Notwithstanding the foregoing, if the outstanding RSUs are not assumed or substituted for by the acquiror in connection with the Change in Control, the unvested RSUs will immediately vest upon the closing of the Change in Control. (b) Terminations of Service: In the event the Participant’s service relationship with the Company or any of its Affiliates is terminated for any reason other than as set forth in Section 6(a), the RSUs (or portion thereof) that are not vested as of the Participant’s termination of services shall be immediately forfeited and cancelled on the date of such termination of service. 7. Responsibility for Taxes: The Company may take such action as it deems appropriate to ensure that all applicable income tax, social insurance, payroll tax, fringe benefits tax, payment on account or other tax-related items related to the Participant’s participation in the Plan and legally applicable to the Participant, if any, which are the sole and absolute responsibility of the Participant, are withheld or collected from the Participant. The Company shall not be required to withhold amounts unless required by applicable law. The Participant acknowledges that, because the Participant is a non-employee director of the Company, the Company is not subject to any federal or state income tax withholding obligations with respect to the RSUs awarded to the Participant hereunder. 8. Plan Provisions: The RSUs granted under this Agreement are being issued pursuant to and in accordance with the Plan (a copy of which has been made available to the Participant) and, as such, are subject in all respects to the Plan which shall be deemed incorporated into and made part of this Agreement. This Agreement is subject to all the terms, conditions, limitations, and restrictions contained in the Plan, including any amendment, supplement, restatement, replacement, or other modification thereto from time to time, and to such rules, regulations, and interpretations relating to the Plan as may be adopted by the Committee and as may be in effect from time to time. To the extent that any provision of this Agreement conflicts with the expressly applicable terms of the Plan, the Participant acknowledges and

Restricted Stock Unit Award Agreement (Time-Based) [________] [___], 20[___] _____________________________________________________________________________________________ Page 3 agrees that those terms of the Plan shall control and, if necessary, the applicable terms of this Agreement shall be deemed amended so as to carry out the purpose and intent of the Plan. 9. No Entitlements: The grant of the RSUs shall not be construed as giving the Participant the right to be retained in the employ of, or to continue to provide services to, the Company or any of its Affiliates. Any Award granted under the Plan shall be a one-time Award that does not constitute a promise of future grants. The Company, in its sole discretion, maintains the right to make available future grants under the Plan. The RSUs do not confer on the Participant any right or entitlement to receive compensation in any specific amount or to create a trust or a funded or secured obligation of any kind. In addition, the RSUs are not part of the Participant’s base salary or wages and will not be taken into account in determining any other employment-related rights the Participant may have, such as rights to pension, retirement, or severance pay. 10. Imposition of other Requirements and the Participant Undertaking: The Company reserves the right to impose other requirements on the Participant’s participation in the Plan, on the RSUs and on any shares of Common Stock or such other consideration to be issued upon settlement of the RSUs, to the extent the Company determines it is necessary or advisable for legal or administrative reasons. The Participant agrees to take whatever additional action and execute whatever additional documents the Company may deem necessary or advisable to accomplish the foregoing or to carry out or give effect to any of the obligations or restrictions imposed on either the Participant or the RSUs pursuant to this Agreement. 11. References: Unless otherwise expressly noted, all references to: (a) “Section” shall mean, with respect to such reference, each such section or subsection of this Agreement unless otherwise noted, and (b) “Attachment” shall mean, with respect to any such reference, each such schedule or exhibit attached to this Agreement. The headings of any section or paragraph of this Agreement are for convenience of reference only and shall not be used to interpret any provision of this Agreement. References herein to rights and obligations of the Participant shall apply, where appropriate, to the Participant’s legal representative or estate without regard to whether specific reference to such legal representative or estate is contained in a particular provision of this Agreement. 12. Non-Waiver: No failure or delay by the Company in exercising any right, power or privilege under this Agreement shall constitute a waiver of such right, power or privilege, nor shall any single or partial exercise by the Company of such right, power or privilege preclude any other or further exercise of such right, power or privilege or the exercise of any right, power, or privilege under this Agreement. 13. Assignment: Any assignment by the Participant of this Agreement or any right, remedy, obligation, or liability arising under this Agreement, without the prior written consent of the Company shall not be permitted. 14. Successors and Assigns and No Third-Party Beneficiaries: This Agreement shall be binding upon and inure to the benefit of the Parties and their respective heirs, successors, legal representatives and permitted assigns. Nothing in this Agreement, express or implied, is intended or shall be construed to give any person other than the Parties, and their respective heirs, successors, legal representatives and permitted assigns, any legal or equitable rights, remedies, obligations, or liabilities under or by reason of this Agreement. 15. Severability: The provisions of this Agreement are to be deemed severable and the invalidity, illegality, or unenforceability of one or more of such provisions shall not affect the validity, legality, or enforceability of the remaining provisions. If any provision of this Agreement is or becomes or is deemed to be invalid, illegal or unenforceable in any jurisdiction, or would disqualify the Plan or this Agreement under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to applicable laws, or if it cannot be so construed or deemed amended without, in the

Restricted Stock Unit Award Agreement (Time-Based) [________] [___], 20[___] _____________________________________________________________________________________________ Page 4 determination of the Committee, materially altering the intent of this Agreement, such provision shall be stricken as to such jurisdiction, and the remainder of this Agreement shall remain in full force and effect. 16. Governing Law: This Agreement shall be governed by, and construed and enforced under, the laws of the State of Delaware, U.S.A., without regard to its otherwise applicable conflicts of laws rules. The obligation of the Company to sell and deliver Common Stock under this Agreement is subject to applicable laws and to the approval of any governmental authority required in connection with the authorization, issuance, sale, or delivery of such Common Stock. 17. Dispute Resolution: All controversies and claims arising out of or relating to this Agreement, or the breach hereof, shall be settled by the Company’s mandatory dispute resolution procedures, if any, as may be in effect from time to time with respect to matters arising out of or relating to the Participant’s employment with the Company. 18. Remedies: The Parties shall be entitled to recover from each other reasonable attorneys’ fees incurred in connection with the successful enforcement of the terms and provisions of this Agreement whether by an action to enforce specific performance or for damages for its breach or otherwise. 19. Entire Agreement: This Agreement, the Plan, and any other agreements, attachments, schedules, exhibits and/or other documents referred to in this Agreement or therein constitutes the entire agreement and understanding of the Parties, and supersedes any prior or contemporaneous written or oral agreements between the Parties, regarding the subject matter contained in this Agreement. 20. Amendment: No amendment or modification of any provision of this Agreement that has a material adverse effect on the Participant shall be effective unless signed in writing by or on behalf of the Company and the Participant; provided that this Agreement may be amended, supplemented, restated, replaced or otherwise modified from time to time, solely the Board or by the Committee at any time without the Participant’s consent (a) in accordance with the provisions of the Plan or as otherwise set forth in this Agreement, (b) if the Board or the Committee determines, in its sole discretion, that amendment is necessary or advisable in light of any addition to or change in any federal or state, tax or securities law or other law or regulation, which change occurs after the Grant Date and by its terms applies to the Award; or (c) other than in the circumstances described in clauses (a) or (b), with the Participant’s consent. 21. Execution by Counterparts and Portable Document Format: This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Signatures of any Party exchanged or delivered by an electronic signature program (such as DocuSign or through the Company’s third-party plan manager), an email transmission in portable document format (also known as a “pdf.” file), or facsimile shall be deemed delivery of an original executed counterpart for all purposes and shall be binding on all parties. 22. Deemed Acceptance: If the Participant does not execute, deliver or otherwise provide: (a) a signature on the signature page to this Agreement, (b) the electronic equivalent of consent, or (c) written notice to the Company of the Participant’s rejection of the RSUs by the first date on which the RSUs are scheduled to vest and are thereby settled and released into the Participant’s account, the RSUs shall be deemed accepted by the Participant as of the first date on which the RSUs vest and the Participant and the RSUs shall subject to all of the terms and conditions of this Agreement and the Plan. [SIGNATURE PAGE TO FOLLOW]

[SIGNATURE PAGE FOR RESTRICTED STOCK UNIT AWARD AGREEMENT] IN WITNESS WHEREOF, the Parties have signed this Restricted Stock Unit Award Agreement (Time-Based) as of the Grant Date. Eos Energy Enterprises, Inc. By: ______________________ Joe Mastrangelo Chief Executive Officer and President Participant’s Signature _________________________ [Participant’s Signature to be obtained via the UBS system] Participant’s Name: [First Name Last Name] Participant’s Address: [Address] Number of RSUs Granted: [Shares Granted] Grant Date: [Grant Date]